J.P. MORGAN EXCHANGE-TRADED FUNDS

JPMorgan Global Bond Opportunities ETF

(a series of J.P. Morgan Exchange-Traded Fund Trust)

Supplement dated June 17, 2020

to the Summary Prospectus, Prospectus and Statement of Additional Information

dated July 1, 2019, as supplemented

IMPORTANT NOTICE REGARDING CHANGE IN NAME AND INVESTMENT STRATEGIES

At its June 2020 meeting, the Board of Trustees of the J.P. Morgan Exchange-Traded Fund Trust (the “Board”) approved changes to the JPMorgan Global Bond Opportunities ETF (the “Fund”) including changing: (i) the name of the Fund; (ii) the Fund’s investment strategies; and (iii) the Fund’s broad-based securities market index.

These changes will become effective on or about September 14, 2020 (the “Effective Date”). On the Effective Date, a new prospectus (the “New Prospectus”) will replace the existing prospectus for the Fund (the “Existing Prospectus”). You should refer to the New Prospectus for the Fund, when available. Please note that the New Prospectus reflecting the changes for the Fund is not yet effective and that the information in this supplement may be changed at any time prior to the Effective Date. The following is a brief summary of some of the changes that are anticipated to take effect on or after the Effective Date (please refer to the New Prospectus, once available, for a more complete discussion of the Fund’s strategies and risks after the Effective Date):

On the Effective Date, the Fund will begin to implement its new investment strategy as described below (the “New Strategy”). The Fund will sell a large portion of its existing investments as it migrates to the New Strategy. It is currently anticipated that in connection with the change in the Fund’s investment strategy, the Fund will hold a larger portion of its assets in debt issued by non-U.S. issuers, including a larger portion of debt issued by emerging market issuers. The Fund will sell a large portion of its existing investments as it migrates to the New Strategy and will incur transaction costs associated with the transition to the New Strategy, which will be borne by the Fund and its shareholders. See “Transition Risks” below. These changes may increase certain risks of investing in the Fund. The Fund anticipates implementing the New Strategy within one month of the Effective Date under normal market conditions.

Name Change

On the Effective Date, the Fund’s name will change to the JPMorgan International Bond Opportunities ETF.

Changes to Main Investment Strategies

On the Effective Date, the Fund will change its investment strategy to primarily invest in debt securities of non-U.S. issuers.

On the Effective Date, the information in the “What are the Fund’s main investment strategies?” section in the Summary Prospectus and Prospectus will hereby be replaced by the following:

The Fund seeks to achieve its investment objective by investing across sectors in developed and emerging markets located around the world. The Fund is flexible and opportunistic. Because the Fund is not managed to a benchmark, J.P. Morgan Investment Management Inc. (JPMIM or the adviser) has broad discretion to shift the Fund’s exposure to strategies, sectors, countries or currencies based on changing market conditions and its view of the best mix of investment opportunities. In buying and selling investments for the Fund, the adviser allocates the Fund’s exposure to strategies, sectors, countries and currencies based on the adviser’s analysis of individual investments and broader economic conditions in individual countries, regions and the world. This allows the adviser to take a conservative approach during uncertain periods and move into higher risk opportunities as market conditions improve, which may result in the Fund focusing in only a few markets and sectors. The Fund’s focus may change from time to time. As part of its investment process, the adviser considers certain environmental, social and governance factors that it believes could have a material negative or positive impact on the risk profiles of certain securities or countries in which the Fund may invest. These determinations may not be conclusive and securities or countries that may be negatively impacted by such factors may be purchased and retained by the Fund while the Fund may divest or not invest in securities that may be positively impacted by such factors.

SUP-GBO-INV-620

Under normal circumstances, the Fund will invest at least 80% of its Assets in bonds. “Assets” means net assets plus the amount of borrowings for investment purposes. A “bond” is defined as a debt security with a maturity of 90 days or more at the time of its issuance. The Fund’s assets are invested primarily in debt securities of issuers located in countries other than the United States. The Fund may invest in developed or emerging markets, including sovereign debt issued by countries in developed and emerging markets. Emerging markets currently include most countries in the world except Australia, Canada, Japan, New Zealand, the United States, the United Kingdom and most western European countries and Hong Kong. In managing the Fund, the adviser will seek to diversify the Fund’s portfolio by investing in issuers in at least three countries other than the U.S. under normal circumstances. The Fund may invest a substantial part of its assets in just one country and is not required to allocate its investments in any set percentages in any particular country. Currently, the Fund anticipates at least 50% of the Fund’s net assets will be denominated in U.S. dollars or hedged back to U.S. dollars. However, from time to time, the Fund may have greater exposure to non-U.S. dollar investments to take advantage of market conditions.

Although the Fund has the flexibility to invest without limit in securities that are rated below investment grade (also known as junk bonds or high yield securities), or the unrated equivalent, the Fund generally invests at least 25% of the Fund’s Assets in securities that, at the time of purchase are rated investment grade or the unrated equivalent. The Fund has flexibility to decrease the percentage of Assets invested in investment grade securities at any time to take advantage of higher risk opportunities when market conditions are improving.

The Fund has broad flexibility to invest in a wide variety of debt securities and instruments. The Fund currently seeks to maintain a duration of eight years or less, although the Fund has the flexibility to maintain a longer duration under certain market conditions such as significant volatility in interest rates and spreads. Duration is a measure of the price sensitivity of a debt security or a portfolio of debt securities to relative changes in interest rates. For instance, a duration of three years means that a security’s or portfolio’s price would be expected to decrease by approximately 3% with a 1% increase in interest rates (assuming a parallel shift in yield curve). As part of its principal investment strategy, the Fund may invest in fixed and floating rate debt securities issued in developed and emerging markets. These securities may include debt securities issued by governments and their agencies, state and provincial governmental entities, supranational organizations, corporations and banks.

The Fund may also use currency related transactions involving currency derivatives as part of its primary investment strategy. A derivative is an instrument that has a value based on another instrument, exchange rate or index. The Fund may use currency derivatives including foreign forward currency contracts (including non-deliverable forwards) and currency options for hedging or to gain or manage exposure to currencies or securities. The adviser has flexibility to significantly increase the Fund’s exposure to currencies through the use of currency derivatives. The Fund may use foreign currency transactions and other derivatives to hedge non-dollar investments back to the U.S. dollar.

In addition to currency derivatives, the Fund may use other fixed income and credit derivatives including futures contracts, options and swaps (including credit default swaps and interest rate swaps). The Fund may use derivatives as substitutes for securities in which the Fund can invest. The Fund may also use derivatives to establish, increase, decrease, or manage exposure to securities, markets, or currencies including for hedging purposes, to seek to increase gain to the Fund and/or as part of its risk management process.

A significant portion of the Fund’s assets may be invested in asset-backed securities and mortgage-related and mortgage-backed securities. Such securities may be structured as collateralized mortgage obligations and stripped mortgage-backed securities, including those structured such that payments consist of interest-only (IO), principal-only (PO) or principal and interest. The Fund may also invest in structured investments including credit linked notes (CLNs) for which the reference instrument is an emerging markets or developed markets debt instrument, adjustable rate mortgage loans (ARMs), custodial receipts and credit risk transfer securities and credit-linked notes issued by government-related organizations. The Fund may invest a significant amount of its assets in “sub-prime” mortgage-related securities.

The Fund may invest in securities issued by the U.S. government and its agencies and instrumentalities including U.S. Treasury securities, treasury receipts and obligations and securities issued by the Government National Mortgage Association (Ginnie Mae), the Federal National Mortgage Association (Fannie Mae) and the Federal Home Loan Mortgage Corporation (Freddie Mac).

The Fund may also invest in mortgage pass-through securities including securities eligible to be sold in the “to-be-announced” or TBA market (Mortgage TBAs). The Fund may enter into dollar rolls, in which the Fund sells mortgage-backed securities including Mortgage TBAs and at the same time contracts to buy back very similar securities on a future date. The Fund may also sell Mortgage TBAs short.

The Fund may invest in inflation-linked debt securities including fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation Protected Securities (TIPS). The Fund may also invest in inflation-linked debt securities issued by other entities such as corporations, foreign governments and foreign issuers.

The Fund may also invest in when-issued securities, delayed delivery securities, forward commitments, zero-coupon securities, pay-in-kind securities, inverse floating rate securities, short-term funding agreements and deferred payment securities.

As part of its principal investment strategy and for temporary defensive purposes, any portion of the Fund’s total assets may be invested in cash and cash equivalents.

Corresponding changes will also be made to the “More About the Fund” section.

Transition Risk

As the Fund transitions to the New Strategy, the Fund will sell a large portion of its existing investments. In order to implement the New Strategy within one month of the Effective Date under normal market conditions, the Fund may liquidate investments at a less favorable price and on less favorable terms than it would if the Fund were able to retain such investments for a longer period of time. The risk of loss increases in times of overall market turmoil or declining prices. In addition, the Fund will incur transaction costs, such as commission, spreads and market impact costs, associated with the transition to the New Strategy, which will be borne by the Fund and its shareholders. The portfolio turnover associated with the transition to the New Strategy may also result in the realization and/or distribution of higher capital gains than might generally be expected under normal circumstances.

Change in Broad Based Securities Index

On the Effective Date, the Fund’s broad based securities index will change from the Bloomberg Barclays Multiverse Index to the Bloomberg Barclays Multiverse Index ex USA (USD Hedged) to better reflect the Fund’s New Strategy. Corresponding changes will be made to the Fund’s prospectus.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUS,

PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE